SCHWAB CAPITAL TRUST

(the “Trust”)

Laudus Small-Cap MarketMasters FundTM

(the “Fund”)

Supplement dated April 20, 2017 to the

Statutory Prospectus, Statement of Additional Information (SAI) and Summary Prospectus each dated February 28, 2017

This supplement provides new and additional information beyond that contained in the Statutory Prospectus, SAI and Summary Prospectus and

should be read in conjunction with those documents.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting held on April 19, 2017, the Board of Trustees of the Trust approved a change to the Fund’s principal investment strategies. The change, which is summarized below, will be effective June 19, 2017, and a new Statutory Prospectus, Summary Prospectus and SAI incorporating the change will be available at that time.

On June 19, 2017, the first paragraph of the “Principal investment strategies” section on page 1 of the Statutory Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets (net assets plus borrowings for investment purposes) in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. Companies with small market capitalizations generally are those with market capitalizations within the universe of the Russell 2000 Index at the time of purchase by the fund. The market capitalization range of the Russell 2000 Index was $133 million to $3.86 billion as of May 27, 2016, and will change as market conditions change.

On June 19, 2017, the first paragraph of the “Investment Policies of the Funds” section on page 1 of the SAI is deleted in its entirety and replaced with the following:

It is the Laudus Small-Cap MarketMasters Fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Companies with small market capitalizations generally are those with market capitalizations within the universe of the Russell 2000 Index at the time of purchase by the fund. The market capitalization range of the Russell 2000 Index was $133 million to $3.86 billion as of May 27, 2016, and will change as market conditions change.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG96925-00 (04/17)

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